UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

ARTHROCARE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Explanatory Note: The following materials were made available to employees of ArthroCare on February 12, 2014.

Dear xxx:

With the announcement of the potential acquisition by Smith & Nephew plc, I want to let you know that your work in driving our business success and delivering quality service to our customers remains critical.  Your continued dedication to ArthroCare, to our customers, and to your colleagues will be important.

We need to remain focused on what is important while in the midst of such a major event, and we understand that the resulting period of change will challenge you personally and professionally.  To that end, ArthroCare has established a Transition Incentive Plan, a copy of which is available upon request, for many of our employees, including you.

If you meet all of the necessary conditions listed below, you will be eligible to earn a transition incentive as described here.  If you stay for 60 days after the transaction closes, you will receive 25% of your eligible base salary from February 2, 2014 to the date the transaction closes.

•                  Example:  assume it takes 120 days to close (4 months)

•                  If an employee’s annual salary is $100,000 ($8,333 per mo.); (.25 x $8,333) x 4 mos. = $8,333 retention incentive.

If you satisfy the conditions below and the other terms and conditions of the Transition Incentive Plan, this amount, less applicable tax withholdings and deductions, will be payable in lump sum 60 days following the close of the transaction.  The retention incentive will not be paid if the deal does not close for any reason.

The Board of Directors has authorized $15 million for the Transition Incentive Plan and all other transition incentives that may be provided to other employees. If, however, the transaction does not close in a timely manner, the amount of the transition incentive paid to each employee may be reduced on a prorated basis such that the total amount paid to all employees does not exceed $15 million.

To be eligible for the transition incentive payout, you must meet the conditions set forth in the Transition Incentive Plan, including the following:

1.              You remain an active employee 60 days after the transaction closes;

2.              You are not on any corrective action plan and otherwise in good standing;

3.              You actively participate and support, as needed and applicable, the activities required of you in your current role and responsibilities with ArthroCare; and

4.              You abide by your confidentiality obligations to ArthroCare, including, but not limited to any provisions pertaining to confidentiality set forth in any agreement you previously signed as well as all other ArthroCare policies.

If within 60 days after the closing of the transaction, your employment with ArthroCare is terminated by ArthroCare without cause (as defined in the Transition Incentive Plan) or you voluntary terminate your employment upon 30 days prior written notice to ArthroCare within 90 days following (x) a reduction in your base salary or (y) relocation more than 30 miles from your then present location, you will remain eligible to receive the bonus.

Please direct all questions to Gayle Wiley, ArthroCare’s SVP and Chief Human Resources Officer, at gayle.wiley@arthrocare.com.  Let me personally thank you for your continued attention to our collective success and your current and future dedication to ArthroCare.

Very truly yours,

David Fitzgerald

President and CEO

Additional Information About the Acquisition and Where to Find It

A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between ArthroCare and Smith & Nephew. ArthroCare expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. Investors of ArthroCare are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about ArthroCare, Smith & Nephew and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ArthroCare with the SEC at the SEC’s website at www.sec.gov, at ArthroCare’s website at www.arthrocare.com or by sending a written request to ArthroCare at 7000 W. William Cannon, Building One, Austin, Texas 78735, Attention: General Counsel.

Participants in the Solicitation

ArthroCare and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ArthroCare’s stockholders in connection with the proposed merger will be set forth in ArthroCare’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as

“believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ArthroCare undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ArthroCare may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ArthroCare may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ArthroCare may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, ArthroCare stockholders will cease to have any equity interest in ArthroCare and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of ArthroCare are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the quarter ended September 31, 2013, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Dear xxx:

With the announcement of the potential acquisition by Smith & Nephew plc, I want to let you know that your work in driving our business success and delivering quality service to our customers remains critical.  Your continued dedication to ArthroCare, to our customers, and to your colleagues will be important.

We need to remain focused on what is important while in the midst of such a major event, and we understand that the resulting period of change will challenge you personally and professionally.  To that end, ArthroCare has established a Transition Incentive Plan, a copy of which is available upon request, for many of our agents, including you.

Provided that you meet all of the necessary conditions listed below, you will receive the following Transition Incentive Amount:

•                  An incremental 10% commission on net sales in your territory invoiced during the period from February 2, 2014 to the date of the closing of the transaction, If you stay for 60 days after the transaction closes.

If you satisfy the conditions below and the other terms and conditions of the Transition Incentive Plan, this amount, less applicable tax withholdings and deductions, will be payable in lump sum 60 days after the close of the transaction.  The incentive will not be paid if the transaction does not close for any reason.   Payment under this plan will be made in addition to payments associated with any other sales promotions in place during the same period.

The Board of Directors has authorized $15 million for the Transition Incentive Plan and all other transition incentives that may be provided to other service providers. If, however, the transaction does not close in a timely manner, the amount of the transition incentive paid to each service provider may be reduced on a prorated basis such that the total amount paid to all service provider does not exceed $15 million.

To be eligible for consideration for actual payout under the Transition Incentive Plan, you must meet the conditions set forth in the Transition Incentive Plan, including the following:

1.              You remain an active agent 60 days after the transaction closes;

2.              You are not on any corrective action plan and otherwise in good standing;

3.              You meet a 95% year-to-date performance to quota from February 2, 2014 through date of the transaction;

4.              You actively participate and support, as needed and applicable, the activities required of you in your current role and responsibilities with ArthroCare; and

5.              You abide by your confidentiality obligations to ArthroCare, including, but not limited to any provisions pertaining to confidentiality set forth in any agreement you previously signed as well as all other ArthroCare policies.

If, during the 60-day period after the closing of the transaction, your status as an active agent with ArthroCare is terminated by ArthroCare without cause (as defined in the Transition Incentive Plan) you will remain eligible to receive the bonus.

Please direct all questions to Gayle Wiley, ArthroCare’s SVP and Chief Human Resources Officer, at gayle.wiley@arthrocare.com.  Let me personally thank you for your continued attention to our collective success and your current and future dedication to ArthroCare.

Very truly yours,

David Fitzgerald

President and CEO

Additional Information About the Acquisition and Where to Find It

A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between ArthroCare and Smith & Nephew. ArthroCare expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. Investors of ArthroCare are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about ArthroCare, Smith & Nephew and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ArthroCare with the SEC at the SEC’s website at www.sec.gov, at ArthroCare’s website at www.arthrocare.com or by sending a written request to ArthroCare at 7000 W. William Cannon, Building One, Austin, Texas 78735, Attention: General Counsel.

Participants in the Solicitation

ArthroCare and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ArthroCare’s stockholders in connection with the proposed merger will be set forth in ArthroCare’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ArthroCare undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ArthroCare may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ArthroCare may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ArthroCare may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, ArthroCare stockholders will cease to have any equity interest in ArthroCare and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of ArthroCare are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended

December 31, 2012 and Quarterly Report on Form 10-Q for the quarter ended September 31, 2013, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Dear xxx:

With the announcement of the potential acquisition by Smith & Nephew plc, I want to let you know that your work in driving our business success and delivering quality service to our customers remains critical.  Your continued dedication to ArthroCare, to our customers, and to your colleagues will be important.

We need to remain focused on what is important while in the midst of such a major event, and we understand that the resulting period of change will challenge you personally and professionally.  To that end, ArthroCare has established a Transition Incentive Plan, a copy of which is available upon request, for many of our employees, including you.

Provided that you meet all of the necessary conditions listed below, you will receive the following Transition Incentive Amount:

•                  An incremental 2% commission on net sales in your territory invoiced during the period from February 2, 2014 to the date of closing of the transaction, If you stay for 60 days after the transaction closes.

If you satisfy the conditions below and the other terms and conditions of the Transition Incentive Plan, this amount, less applicable tax withholdings and deductions, will be payable in lump sum 60 days after the close of the transaction.  The incentive will not be paid if the transaction does not close for any reason.  Payment under this plan will be made in addition to payments associated with any other sales promotions in place during the same period.

The Board of Directors has authorized $15 million for the Transition Incentive Plan and all other transition incentives that may be provided to other employees. If, however, the transaction does not close in a timely manner, the amount of the transition incentive paid to each employee may be reduced on a prorated basis such that the total amount paid to all employees does not exceed $15 million.

To be eligible for consideration for actual payout under the Transition Incentive Plan, you must meet the conditions set forth in the Transition Incentive Plan, including the following:

1.              You remain an active employee 60 days after the transaction closes;

2.              You are not on any corrective action plan and otherwise in good standing;

3.              You meet a 95% year-to-date performance to quota from February 2, 2014 through date of the transaction;

4.              You actively participate and support, as needed and applicable, the activities required of you in your current role and responsibilities with ArthroCare; and

5.              You abide by your confidentiality obligations to ArthroCare, including, but not limited to any provisions pertaining to confidentiality set forth in any agreement you previously signed as well as all other ArthroCare policies.

If within 60 days after the closing of the transaction, your employment with ArthroCare is terminated by ArthroCare without cause (as defined in the Transition Incentive Plan) or you voluntary terminate your employment upon 30 days prior written notice to ArthroCare within 90 days following (x) a reduction in your base salary or (y) relocation more than 30 miles from your then present location, you will remain eligible to receive the bonus.

Please direct all questions to Gayle Wiley, ArthroCare’s SVP and Chief Human Resources Officer, at gayle.wiley@arthrocare.com.  Let me personally thank you for your continued attention to our collective success and your current and future dedication to ArthroCare.

Very truly yours,

David Fitzgerald

President and CEO

Additional Information About the Acquisition and Where to Find It

A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between ArthroCare and Smith & Nephew. ArthroCare expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. Investors of ArthroCare are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about ArthroCare, Smith & Nephew and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ArthroCare with the SEC at the SEC’s website at www.sec.gov, at ArthroCare’s website at www.arthrocare.com or by sending a written request to ArthroCare at 7000 W. William Cannon, Building One, Austin, Texas 78735, Attention: General Counsel.

Participants in the Solicitation

ArthroCare and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ArthroCare’s stockholders in connection with the proposed merger will be set forth in ArthroCare’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ArthroCare undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ArthroCare may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ArthroCare may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ArthroCare may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, ArthroCare stockholders will cease to have any equity interest in ArthroCare and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of ArthroCare are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the quarter ended September 31, 2013, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Dear xxx:

With the announcement of the potential acquisition by Smith & Nephew plc, I want to let you know that your work in driving our business success and delivering quality service to our customers remains critical.  Your continued dedication to ArthroCare, to our customers, and to your colleagues will be important.

We need to remain focused on what is important while in the midst of such a major event, and we understand that the resulting period of change will challenge you personally and professionally.  To that end, ArthroCare has established a Transition Incentive Plan, a copy of which is available upon request, for many of our employees, including you.

Provided that you meet all of the necessary conditions listed below, you will receive the following Transition Incentive Amount:

•                  An incremental 8% commission on net sales in your territory invoiced during the period from February 2, 2014 to the date of the closing of the transaction, If you stay for 60 days after the transaction closes.

If you satisfy the conditions below and the other terms and conditions of the Transition Incentive Plan, this amount, less applicable tax withholdings and deductions, will be payable in a lump sum 60 days after the close of the transaction. The incentive will not be paid if the transaction does not close for any reason.  Payment under this plan will be made in addition to payments associated with any other sales promotions in place during the same period.

The Board of Directors has authorized $15 million for the Transition Incentive Plan and all other transition incentives that may be provided to other employees. If, however, the transaction does not close in a timely manner, the amount of the transition incentive paid to each employee may be reduced on a prorated basis such that the total amount paid to all employees does not exceed $15 million.

To be eligible for consideration for actual payout under the Transition Incentive Plan, you must meet the conditions set forth in the Transition Incentive Plan, including the following:

1.              You remain an active employee 60 days after the transaction closes;

2.              You are not on any corrective action plan and otherwise in good standing;

3.              You meet a 95% year-to-date performance to quota from February 2, 2014 through date of the transaction;

4.              You actively participate and support, as needed and applicable, the activities required of you in your current role and responsibilities with ArthroCare; and

5.              You abide by your confidentiality obligations to ArthroCare, including, but not limited to any provisions pertaining to confidentiality set forth in any agreement you previously signed as well as all other ArthroCare policies.

If within 60 days after the closing of the transaction,  your employment with ArthoCare is terminated by ArthroCare without cause (as defined in the Transition Incentive Plan) or you voluntary terminate your employment upon 30 days prior written notice to ArthroCare within 90 days following (x) a reduction in your base salary or (y) relocation more than 30 miles from your then present location, you will remain eligible to receive the bonus.

Please direct all questions to Gayle Wiley, ArthroCare’s SVP and Chief Human Resources Officer, at gayle.wiley@arthrocare.com.  Let me personally thank you for your continued attention to our collective success and your current and future dedication to ArthroCare.

Very truly yours,

David Fitzgerald

President and CEO

Additional Information About the Acquisition and Where to Find It

A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between ArthroCare and Smith & Nephew. ArthroCare expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. Investors of ArthroCare are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about ArthroCare, Smith & Nephew and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ArthroCare with the SEC at the SEC’s website at www.sec.gov, at ArthroCare’s website at www.arthrocare.com or by sending a written request to ArthroCare at 7000 W. William Cannon, Building One, Austin, Texas 78735, Attention: General Counsel.

Participants in the Solicitation

ArthroCare and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ArthroCare’s stockholders in connection with the proposed merger will be set forth in ArthroCare’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ArthroCare undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ArthroCare may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ArthroCare may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ArthroCare may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, ArthroCare stockholders will cease to have any equity interest in ArthroCare and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of ArthroCare are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the quarter ended September 31, 2013, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.